UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

CARDTREND INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30013	98-0204780
(State of Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

800 5th Avenue , Suite 4100, Seattle, Washington 98104
(Address of principal executive offices)

(206) 447-1379
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

Effective March 7, 2008, Michael J. Oliver, resigned as the Director and Member of the Board of Directors of the Company.

Whereas effective March 8, 2008, Charlie Rodriguez, resigned as the Director, Member of the Board of Directors, Secretary, Treasurer, and all committees of the Company.

Mr. Oliver and Mr. Rodriguez resigned to pursue other interests and do not have any disagreements with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTREND INTERNATIONAL INC.
(Registrant)

Date: March 11, 2008	By:	KING K. NG
King K. Ng Director and Chief Executive Officer